Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA Texas Tax-Free Income Fund                                4
         USAA Texas Tax-Free Money Market Fund                         10
      Financial Information:
         Portfolios of Investments:
            USAA Texas Tax-Free Income Fund                            15
            USAA Texas Tax-Free Money Market Fund                      18
         Notes to Portfolios of Investments                            20
         Statements of Assets and Liabilities                          21
         Statements of Operations                                      22
         Statements of Changes in Net Assets                           23
         Notes to Financial Statements                                 24



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)  An investment in a money market fund is not  insured or   guaranteed by
     by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President

Over the past couple of years when Ken Willmann, who heads up our tax-exempt bond area, has gone with us to speak to shareholders, he's said, "Bonds are like Rodney Dangerfield. They get no respect." That was because the great performance of stocks since 1995 made any bond look pale by comparison. But what a difference a few months make!

After 1995, I told stock fund shareholders, "It was a great year, but it would be a stretch to expect a repeat." After 1996, I said, "That's two great years in a row. Any more would be unusual." After 1997, I said, "You should not extrapolate 30% a year returns." Finally, by August of this year, my caution proved correct. (The market is often reluctant to recognize genius.) Herein lies the case for owning bonds.

[PHOTOGRAPH OF MICHAEL J. C. ROTH, CFA, PRESIDENT AND VICE CHAIRMAN OF THE BOARD APPEARS HERE]

You have probably heard me say, that in my career I've known only two people who could really stand a portfolio that is 100% stocks. That is being proven again. The actual fear that accompanies a severe market drop is something difficult to imagine. That fear is now impelling people toward fixed-income investments. The behavior of stocks and bonds this past summer reinforces such a move, because as stocks went into turmoil, a shift of money into bonds drove their prices up. If you owned both in your portfolio, this difference in performance of the two classes would have, I believe, left you much calmer than if you owned stocks alone.

The ability to keep emotion out of investing and to look instead for opportunity is very important. To be able to do that in a time like August 1998, for most people, requires a portfolio that is a mix of stocks and bonds. And that's because the markets will always surprise us.



Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


P.S. We have some news for those USAA funds that paid capital gain distributions during 1998! President Clinton signed the appropriations bill October 23, 1998, that modifies the long-term (12 months) capital gains holding period rules so that essentially all registered investment company capital gain dividends paid to shareholders during 1998 will be taxed at a maximum of 20%.



Past performance is no guarantee of future results.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investment instruments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.




Investment Review

USAA TEXAS TAX-FREE INCOME FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes.

TYPES OF INVESTMENTS: Invests primarily in investment grade Texas tax-exempt securities.



--------------------------------------------------------------------------------
                                           3/31/98               9/30/98
--------------------------------------------------------------------------------
  Net Assets                             $21.1 Million        $28.1 Million
  Net Asset Value Per Share                 $11.10               $11.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6-MONTH TOTAL RETURN AND 30-DAY SEC YIELD* AS OF 9/30/98
--------------------------------------------------------------------------------
         3/31/98 to 9/30/98                         30-Day SEC Yield
               4.74%+                                     4.55%
--------------------------------------------------------------------------------

* Calculated as prescribed by the  Securities and Exchange  Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.



                    AVERAGE ANNUAL COMPOUNDED RETURNS WITH
          REINVESTMENT OF DIVIDENDS - PERIODS ENDING SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                     TOTAL                      DIVIDEND               PRICE
                     RETURN       EQUALS         RETURN      PLUS      CHANGE
--------------------------------------------------------------------------------
Since 8/1/94         9.79%          =             5.28%        +        4.51%
--------------------------------------------------------------------------------
1 Year              10.39%          =             5.46%        +        4.93%
--------------------------------------------------------------------------------




ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 4-YEAR PERIOD ENDED SEPTEMBER 30, 1998

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Texas Tax-Free Income Fund for the 4-year period ended September 30, 1998.

Total Return for Years Ended:
----------------------------
9/30/94        -1.44%*
9/30/95        13.26%
9/30/96         8.56%
9/30/97        10.30%
9/30/98        10.39%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
9/30/94         0.66%*
9/30/95         6.21%
9/30/96         5.88%
9/30/97         5.91%
9/30/98         5.46%

Change in Share Price:
---------------------
9/30/94        -2.10%*
9/30/95         7.05%
9/30/96         2.68%
9/30/97         4.39%
9/30/98         4.93%

 * This does not cover a 12 month period.
** Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






COMPARISON - 12 MONTH DIVIDEND YIELD

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Texas Tax-Free Income Fund to the 12 Month Dividend Yield of the Lipper Texas Municipal Debt Funds Average from 9/30/95 to 9/30/98.

            USAA Texas Tax-Free                      Lipper Texas Municipal
             Income Fund Yield                     Debt Funds Average Yield
            -------------------                    ------------------------
9/30/95            5.42%                                     5.18%
9/30/96            5.48%                                     4.94%
9/30/97            5.38%                                     4.80%
9/30/98            4.97%                                     4.49%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 9/30/95 to 9/30/98.




CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA Texas Tax-Free Income Fund, Lehman Brothers Municipal Bond Index and the Lipper Texas Municipal Debt Funds Average. The data is from 8/1/94 through 9/30/98. The data points from the graph are as follows:

USAA  Texas Tax-Free Income Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,856
03/31/95              $10,575
09/30/95              $11,163
03/31/96              $11,571
09/30/96              $12,118
03/31/97              $12,389
09/30/97              $13,366
03/31/98              $14,087
09/30/98              $14,755


Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,887
03/31/95              $10,435
09/30/95              $10,993
03/31/96              $11,309
09/30/96              $11,657
03/31/97              $11,925
09/30/97              $12,708
03/31/98              $13,203
09/30/98              $13,816


Lipper Texas Municipal Debt Funds Average
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $ 9,834
03/31/95              $10,410
09/30/95              $10,867
03/31/96              $11,205
09/30/96              $11,547
03/31/97              $11,786
09/30/97              $12,530
03/31/98              $13,005
09/30/98              $13,561

Data since inception on 8/1/94 through 9/30/98

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Texas Municipal Debt Funds Average is the average performance level of all Texas Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.




Message from the Manager


MUNICIPALS ON SALE?
The yield on the 30-year U.S. Treasury bond(1) (the Long Bond) fell almost a full 1%, closing at 4.98%, during the six-month period ending on September 30, 1998. The yield on the Bond Buyer 40-Bond Index(2) (BBI40) fell less. It began the period at 5.27% and ended at 5.04%. The current relationship between U.S. Treasury and municipal bonds implies that an investor can buy a municipal long bond at nearly the same yield as the U.S. Treasury long bond and receive the tax exemption feature to boot.


[PHOTOGRAPH OF PORTFOLIO MANAGER: ROBERT R. PARISEAU, CFA, APPEARS HERE]



ROUND UP THE USUAL SUSPECTS -
SUPPLY & DEMAND
Why have the municipal and U.S. Treasury markets reacted the way they have? Although the different fixed income market sectors tend to move together over time, relative performance often varies during shorter periods. Typically, the greatest influence on market prices is supply and demand.

Supply of U.S. Treasury bonds has been stable thanks to the budget surplus, while demand has been very strong - especially from skittish foreign and stock market investors. Foreign investors, who cannot benefit from a U.S. tax-exempt security, prefer the widely quoted and more liquid U.S. Treasury bonds.

Municipal bonds are in ample supply, thanks to a near record level of refinancing. Demand has been positive but restrained. Municipal prices have moved generally with the market, but not as much as the U.S. Treasury bonds which are more "in demand." Why should investors consider the municipal market today? For the same reasons as before. When compared to taxable bonds for those investors in the 28% federal income tax bracket and higher, municipal bonds typically generate the highest tax-equivalent yields for a very reasonable level of risk.

MARKET  OUTLOOK
In late September, the Federal Reserve Board reduced the interbank lending (Fed Funds) rate by .25% to 5.25%, the first reduction since January 1996. Chairman Greenspan is concerned that the financial crisis in emerging foreign markets may infect the more developed nations including the United States. A growing number of economists believe that recessions could envelop a number of important U.S.trading partners. Mr. Greenspan appears less concerned about the outlook for the American economy. Our economy is beginning to show the first signs of cooling-off after years of brisk economic expansion. In this current economic environment, inflationary expectations are very low which should be favorable for the bond markets.


(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S long-term interest rates.
(2) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3 to 5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. There are no exotic derivatives or futures contracts to leverage or hedge the portfolio. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders if there is a change in the Federal Tax Code that compels me to reconsider my position on the AMT.

THE PORTFOLIO IS A SUM OF ITS PARTS - DISCOUNT & PREMIUM BONDS
I consider how each bond will fit and interact with the rest of the portfolio. In a sense, different types of bonds play different roles, in particular, discount and premium bonds. While a relatively small percentage of the Fund is invested in zero coupon bonds (zero coupons), a much larger percentage is invested in bonds originally purchased at their stated face value, or "par," but when interest rates were higher. Some of these bonds are priced at significant premiums above par. While these premium bonds contribute very nicely to your monthly dividend, over time they expose the portfolio to significant coupon reinvestment and call risk (early redemption risk). In addition, premium bonds are less sensitive to the changes in interest rates.

WHAT IS A ZERO COUPON BOND?
A zero coupon bond is a security that makes no periodic coupon(3) payments, but instead is sold at a deep discount from its face value. A zero coupon bond gradually appreciates in value at the market rate of interest until the bond is worth the stated face value in maturity. The current Federal Tax Code requires that we account for this gradual increase by distributing it as tax-exempt interest. As interest accrues on all of the bonds in the portfolio, including the zero coupons, shareholders are paid monthly dividends.

Since the compounding interest rate never changes, zero coupons have no reinvestment risk, unlike coupon bonds. In addition, because of the single lump sum payment at maturity, the market value of a zero coupon bond is very sensitive to changes in interest rates.


(3) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000 = $65) normally in two semiannual payments of $32.50 for the life of the bond.


HOW DO ZERO COUPON BONDS ADD UP?
In summary, zero coupon bonds are an excellent complement to my yield strategy for two reasons:

    - Zero coupons accrue and distribute interest typically at yields higher than coupon bonds of equal maturity priced near par.

    - Zero coupons offset the Fund's less interest-rate sensitive, premium bonds by significantly contributing to total return performance in strong markets.

YOUR FUND'S PERFORMANCE - MORNINGSTAR 5-STAR FUND
I'm very pleased to say that your Fund's performance earned 5-star ratings from Morningstar for the overall and 3-year periods ended September 30, 1998, overall and among 1,581 funds in the municipal bond fund category.(4) The Fund's performance compared very favorably to its peer group. Your Fund's net asset value (NAV) per share increased by $.22, or 2.0%, since March 31, 1998, adjusting for the $.0182 capital gain distributed on May 8, 1998.

While past performance is no guarantee of future results, the Fund ranked #1 by Lipper Analytical Services, Inc.(5) among Texas Municipal Debt Funds for the past 12 months, ending September 30, 1998, with a total return(6) of 10.39% as compared to the average of 8.16% for the 20 funds in the category.(7) For the same category, the Fund's annualized dividend distribution yield(8) for the past 6 months was 4.91%, as compared to the Lipper Average of 4.41%.

THE STATE OF TEXAS
The Texas economy remains one of the strongest in America, significantly outperforming the nation over the last five years. This growth trend is expected to continue at a more moderate pace. Driven by solid performance in sales tax collections, representing 55.3% of the state revenues, Texas finished fiscal year 1997 with a $2.7 billion general fund balance. Texas may receive $14.5 billion, distributed over the next 25 years, from the tobacco industry settlement.

Past  performance is no guarantee of future  results.
(4) Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change monthly. The ratings are calculated from the Funds 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a funds 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.
(5) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds. Fund rankings awarded by Lipper are based on total return.
(6) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.
(7) Refer to page 5 for the Lipper Average definition.
(8) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gain distributions and annualizing the result.


During the past five years Texas has added 1.4 million new jobs, second only to California. The state's unemployment rate fell to 5% last August, a .4% drop from last year, but still above the national rate of 4.5%. Per capita personal income of $24,058 in 1997 was 92% of the national figure, ranking 34th among all states. Per capita income continues to improve, but its growth is restrained by the substitution of high wage jobs in the aerospace and petroleum industries with lower salary jobs in the service sector and counties along the Mexican border.

Residential and commercial construction remains the driving force of the Texas economy. Texas single-family housing permits have reached their highest level since the mid-1980s - up 33.5% from last year! The improving Mexican economy has helped the Texas border economy by increasing the trade demand for U.S. and Texas goods. Recent flooding along the Rio Grande caused locally heavy damage, but none of your Fund's holdings were affected.

Reflecting strong credit fundamentals, Texas maintains high bond ratings of Aa2 from Moody's Investors Service, AA by Standard & Poor's, and AA+ from Fitch IBCA.

             To match the USAA Texas Tax-Free Income Fund's closing
                        30-Day SEC yield of 4.55% and:
-------------------------------------------------------------------------------
Assuming a Marginal Federal Tax Rate of:       15%   28%   31%   36% 39.6%
-------------------------------------------------------------------------------
A fully Taxable Investment must pay:         5.35% 6.32% 6.59% 7.11% 7.53%
-------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1998 of the USAA Texas Tax-Free Income Fund to be:

BBB - 43%; AAA - 30%; AA - 14%; A - 12%; Cash Equivalent - 1%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category AAA account for .6% of the Fund's investments.


Note: Income may be subject to the federal alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments.




Investment Review

USAA TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                            3/31/98             9/30/98
--------------------------------------------------------------------------------
  Net Assets                             $5.9 Million         $6.4 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 9/30/98
--------------------------------------------------------------------------------
         3/31/98                          Since Inception          7-Day
       to 9/30/98          1 Year            on 8/1/94             Yield
         1.66%+             3.35%              3.34%               3.58%
--------------------------------------------------------------------------------
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.




7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Texas Tax-Free Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds.

                      USAA Texas Tax-Free
                      Money Market Fund                IBC Financial Data, Inc.
                      -------------------              ------------------------
09/30/97                     3.70%                              3.25%
10/28/97                     3.37%                              3.03%
11/25/97                     3.79%                              3.20%
12/30/97                     3.67%                              3.27%
01/27/98                     3.16%                              2.82%
02/24/98                     2.99%                              2.66%
03/31/98                     3.34%                              2.93%
04/28/98                     3.95%                              3.37%
05/26/98                     3.50%                              3.10%
06/30/98                     3.28%                              2.93%
07/28/98                     3.31%                              2.88%
08/25/98                     3.04%                              2.60%
09/29/98                     3.58%*                             3.10%*

Data represent the last Monday of each month.
*Ending date 9/28/98


The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.



Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: JOHN C. BONNELL, CFA APPEARS HERE]

THE MARKET
The six-month period ending September 30, 1998, was certainly eventful. The focus at the beginning of the period was on the ideal economic environment - strong growth with low inflation. Focus quickly shifted course to concerns over negative economic events unfolding globally and the potential impact on the domestic economy. These concerns induced a massive "flight to quality" into U.S. Treasury securities, seen as a safe haven from market uncertainty. In response, the Federal Reserve (Fed) lowered the federal funds rate (the rate banks charge one another for overnight loans) .25% to 5.25% on September 29, 1998. The perception in the market is for further decreases before year end.

This action reversed the Fed's prior stance from a bias toward raising rates to a more accommodative easing mode. One-year Treasury bills that stood at 5.39% March 31, 1998, ended September 30, 1998, at 4.40%.

This year's municipal "note season"(1) was anything but typical. For one, the new supply of notes was substantially reduced since most issuers' cash positions improved last year. In addition, some underwriters purchased large quantities of notes at inflated prices only to convert the notes into variable rate securities(2) with even shorter effective maturities. This caused prices on fixed-rate notes to soar (yields fall) and prices on variable rate securities to be relatively attractive (higher yields). One-year municipal note yields, as measured by the Bond Buyer One-Year Note Index,(3) dropped from 3.64% to 3.24% over the six months ending September 30, 1998. Yields on variable rate securities, as measured by the BMA Swap Index (a weekly high-grade market index composed of 7-day tax-exempt demand notes), fluctuated from 2.79% to 4.37% over the same period but averaged 3.58%.


(1) Note season is typically June through August when many issuers sell one-year notes in order to smooth the uneven timing of taxes and other revenues.
(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.
(3) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.


STRATEGY
As always, we focus on buying the best relative value in the market at any time. Given the relative abundance of variable rate securities compared to longer maturity fixed-rate securities, variable rate securities currently offer a better risk/reward value. For this reason, the average maturity of the Fund may drift lower in the near term. In addition, the variable rate securities provide the liquidity necessary to extend the Fund's average maturity as opportunities arise. The fixed-rate securities already in the Fund will help stabilize the seasonally fluctuating yields on variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case-by-case basis and remain very selective when investing fund assets.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending September 30, 1998, your Fund ranked 5 out of 161 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc.(4) with a compounded dividend yield of 3.35%. The average for the category over the same period was 2.94%.

TEXAS
The Texas economy is one of the most solid in the nation and continues to grow. Reflecting strong economic underpinnings, the state unemployment rate (seasonally adjusted) dropped to 5.0% in August 1998 from 5.4% in August 1997. Driven by solid performance in sales tax collections, that comprise 55.3% of the state's revenues, Texas finished fiscal year 1997 with a $2.7 billion positive cash balance in the General Revenue Fund (the state's main operating fund). This represents the tenth consecutive year the state ended with a positive balance in the General Revenue Fund. The consistent financial results are also indicative of the state's long-term trend of diversification away from reliance on the oil and gas industry, into the services, manufacturing, and computer/electronics industries. Positive financial results are expected to continue even though the state will face increased spending for education, projected at 9.5% in the 1998-99 two-year budget. Of note is the settlement of a state lawsuit against the tobacco companies, which is expected to bring in $14.5 billion of revenue to the state over the next 25 years.

Reflecting strong credit fundamentals, Texas maintains high bond ratings of Aa2, AA, and AA+ from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.


(4) IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.


CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Texas Tax-Free Money Market Fund. The data is from 8/1/94 through 9/30/98. The data points from the graph are as follows:

USAA  Texas Tax-Free Money Market Fund
Year                  Amount
----                  ------
08/01/94              $10,000
09/30/94              $10,044
03/31/95              $10,209
09/30/95              $10,392
03/31/96              $10,566
09/30/96              $10,736
03/31/97              $10,906
09/30/97              $11,096
03/31/98              $11,280
09/30/98              $11,468

Data since inception on 8/1/94 through 9/30/98

Past performance is no guarantee of future results and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.



An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


See page 18 for a complete listing of the Portfolio of Investments.




CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1998
(unaudited)


Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

          (1)  Municipal Bond Insurance Association.
          (2)  AMBAC Indemnity Corp.
          (3)  Financial Guaranty Insurance Co.
          (4)  Financial Security Assurance, Inc.
          (5)  American Capital Access.
          (6)  Texas Permanent School Fund.

The insurance does not guarantee the market value of the municipal bonds.


PORTFOLIO DESCRIPTION ABBREVIATIONS
          CP  Commercial Paper           IDC  Industrial Development Corporation
          CRE Credit Enhanced            IDRB Industrial Development Revenue
          GO  General Obligation                 Bond
          IDA Industrial Development     ISD  Independent School District
                Authority/Agency         MFH  Multi-Family Housing
                                         PCRB Pollution Control Revenue Bond
                                         RB   Revenue Bond






USAA TEXAS TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1998
(Unaudited)


     Principal                                     Coupon       Final        Market
      Amount                Security                Rate       Maturity      Value
-------------------------------------------------------------------------------------
                           FIXED RATE INSTRUMENTS (97.9%)
         Texas (94.0%)
$  200   Austin Community College District RB,
          Series 1995 (CRE) (1), (a)                 6.10%      2/01/15       $  225
 1,300   Austin Higher Education Auth. RB,
          Series 1998                                5.25       8/01/23        1,299
   250   Bexar Metropolitan Water District RB,
          Series 1995 (CRE) (1)                      5.88       5/01/22          271
   500   Brazos County Health Facilities RB,
          Series 1993B                               6.00       1/01/19          530
 1,000   Cedar Hill ISD GO, Series 1996 (CRE)(6),(b) 6.30       8/15/15          411
         Cleburne Tax, Waterworks,
         and Sewer System GO,
 1,595    Series 1998 (CRE) (4), (b)                 5.67       2/15/17          601
 1,330    Series 1998 (CRE) (4), (b)                 5.67       2/15/18          474
   150   Coastal Water Auth. Contract RB,
          Series 1995 (CRE) (4)                      5.95      12/15/25          165
         Columbus Community IDC Sales Tax RB,
   400    Series 1998                                5.40      11/01/13          407
   750    Series 1998                                5.75      11/01/23          766
   500   Denison Hospital Auth. RB, Series 1997      6.13       8/15/27          535
   190   Department of Housing and Community
          Affairs RB, Series 1991A                   6.95       7/01/23          205
   300   Guadalupe-Blanco River Auth. IDC RB,
          Series 1982A                               6.35       7/01/22          327
 1,270   Gulf Coast Water Auth. Water System
          Contract RB, Series 1998C (CRE) (3)        5.00       8/15/22        1,272
   300   Harlingen Higher Education Facilities
          Corp. RB, Series 1995                      6.38       8/15/15          323
         Harris County Health Facilities RB,
   200    Series 1991A                               6.75       2/15/21          218
   150    Series 1992 (a)                            7.13       6/01/15          169
   400   Harris County IDC RB, Series 1992           6.95       2/01/22          434
   600   Harrison County Health Facilities
          Development Corp. RB, Series 1998 (CRE)(5) 5.50       1/01/18          615
   100   Health Facilities Development Corp. RB,
          Series 1993B (CRE) (1)                     6.38       8/15/23          111
    70   Housing Agency Single-Family Mortgage RB,
          Series 1991A                               7.15       9/01/12           75
         Houston Water and Sewer System RB,
   150    Series 1992B                               6.38      12/01/14          165
   350    Series 1997C (CRE) (3)                     5.25      12/01/22          362
 1,000   Lewisville RB, Series 1998 (CRE) (5)        5.80       9/01/25        1,087
   500   Lower Neches Valley Auth. IDC RB,
          Series 1997                                5.80       5/01/22          544
   400   Matagorda County Navigation District PCRB,
          Series 1993                                6.00       7/01/28          422
 1,500   Mesquite Health Facilities Development
          Corp. RB, Series 1996A                     6.40       2/15/20        1,625
   500   Midland County Hospital District RB,
          Series 1997 (CRE)(2)                       5.38       6/01/16          522
         North Central Health Facilities
          Development Corp. RB,
   300    Series 1993 (a)                            5.90       6/01/21          334
   400    Series 1996                                6.30       2/15/15          434
   500    Series 1998                                5.38       2/15/25          503
         Northeast Hospital Auth. RB,
   400    Series 1993B (a)                           7.25       7/01/22          460
   700    Series 1997 (CRE) (4)                      5.63       5/15/22          749
 1,200   Nueces River Auth. RB, Series 1998          5.60       1/01/27        1,238
   800   Orange County Navigation and Port
          District IDC RB, Series 1996               6.38       2/01/17          892
         Pantego GO,
    60    Series 1994                                7.75       2/15/14           69
    65    Series 1994                                7.75       2/15/15           74
         Port of Corpus Christi IDC PCRB,
 1,400    Series 1997A                               5.45       4/01/27        1,418
 1,000    Series 1997B                               5.40       4/01/18        1,013
   150   Sabine River Auth. PCRB, Series 1992
          (CRE) (3)                                  6.55      10/01/22          166
         San Antonio Electric and Gas RB,
    80    Series 1989 (a)                            6.50       2/01/12           82
   120    Series 1989                                6.50       2/01/12          123
   300    Series 1992                                5.00       2/01/17          301
   150   Tarrant County Health Facilities
          Development Corp. RB, Series 1994          6.00       9/01/24          164
 1,000   Travis County Health Facilities Development
          Corp. RB, Series 1998A                     5.13      11/01/24        1,005
         Turnpike Auth. Dallas North Tollway RB,
   150    Series 1994 (CRE) (3), (a)                 6.75       1/01/15          176
   350    Series 1995 (CRE) (3)                      5.25       1/01/23          360
         Tyler Health Facilities Development
          Corp. Hospital RB,
   270    Series 1993B (East Texas Medical Center)   6.63      11/01/11          291
   135    Series 1993B (East Texas Medical Center)   6.75      11/01/25          146
   680    Series 1997A (Mother Frances Hospital)     5.63       7/01/13          688
 1,800   United ISD Unlimited Tax School Building
          & Refunding Bonds, Series 1998 (CRE)(6),(b)5.30       8/15/22          563
   200   Water Development Board GO, Series 1994     7.00       8/01/20          230
 1,410   Waxahachie ISD GO, Series 1997 (CRE) (6),(b)5.50       8/15/15          635
   265   Weimar ISD GO, Series 1997 (CRE) (6), (b)   5.60       8/15/16          113

          Puerto Rico (3.9%)
   600   Electric Power Auth. RB, Series 1995Z       5.25       7/01/21          611
   475   Highway Auth. RB, Series Q(a)               6.00       7/01/20          494
------------------------------------------------------------------------------------
         Total fixed rate instruments (cost: $25,688)                         27,492
------------------------------------------------------------------------------------


                        VARIABLE RATE DEMAND NOTE (0.9%)
            Texas
   265   Nueces River Auth. PCRB,
          Series 1985 (CRE) (cost: $265)             4.20      12/01/99          265
------------------------------------------------------------------------------------
         Total investments (cost: $25,953)                                  $ 27,757
====================================================================================




                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Hospitals                                           18.5%
            General Obligations                                 11.3
            Nursing/Continuing Care Centers                      9.1
            Oil & Gas - Refining/Manufacturing                   8.6
            Escrowed Bonds                                       8.3
            Water/Sewer Utilities - Municipal                    7.9
            Education                                            5.8
            Metals/Mining                                        4.4
            Sales Tax                                            4.2
            Real Estate Tax/Free                                 3.9
            Electric/Gas Utilities - Municipal                   3.7
            Agricultural Products                                3.2
            Electric Utilities                                   2.1
            Oil - International Integrated                       1.9
            Leasing                                              1.5
            Toll Roads                                           1.3
            Chemicals                                            1.2
            Single-Family Housing                                1.0
            Aluminum                                              .9
                                                                ----
            Total                                               98.8%
                                                                ====




USAA TEXAS TAX-FREE  MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)
September 30, 1998
(Unaudited)


 Principal                                            Coupon         Final
  Amount                Security                       Rate         Maturity         Value
---------------------------------------------------------------------------------------------


                  VARIABLE RATE DEMAND NOTES (81.9%)

         Texas
$ 280    Amarillo Health Facilities Corp. RB,
          Series 1985 (CRE)                            3.70%         5/31/25        $  280
  485    Arlington IDC RB, Series 1985 (CRE)           4.40         10/01/20           485
  200    Austin Higher Education Auth. RB,
          Series 1995 (CRE)                            4.05          8/01/19           200
  270    Bell County Health Facilities Development
          Corp. RB, Series 1998 (CRE)                  4.05          5/01/23           270
  115    Bexar County Housing Finance Corp. MFH RB,
          Series 1988B (CRE)                           3.55          6/01/05           115
  200    Comal County Health Facilities Development
          Corp. RB, Series 1997 (CRE)                  4.05          2/01/27           200
  100    Euless IDA RB, Series 1985 (CRE)              4.00         12/01/15           100
  100    Guadalupe-Blanco River Auth. IDRB,
          Series 1993 (CRE)                            4.00          6/01/02           100
  200    Gulf Coast IDA RB, Series 1989 (CRE)          4.05         11/01/19           200
  200    Harris County Housing Finance Corp. MFH RB,
          Series 1988A (CRE)                           3.63          6/01/05           200
  305    Matagorda County Hospital District RB,
          Series 1988 (CRE)                            4.30          8/01/18           305
  100    Maverick County IDC RB, Series 1991 (CRE)     4.05         12/01/01           100
  630    Metropolitan Higher Education Auth. RB,
          Series 1984 (CRE)                            4.40         12/01/04           630
  670    North Central IDA RB, Series 1983             3.80         10/01/13           670
  485    Nueces River Auth. PCRB, Series 1985 (CRE)    4.20         12/01/99           485
  200    Port Development Corp. RB, Series 1984 (CRE)  4.25         12/01/04           200
         Tarrant County Housing Finance Corp. MFH RB,
  200     Series 1985 (CRE)                            3.70         12/01/25           200
  300     Series 1994 (CRE)                            4.00         11/01/07           300
  100    Trinity River IDA RB, Series 1984 (CRE)       4.13         11/01/14           100
  100    Victoria Health Facilities Development
          Corp. RB,
          Series 1997 (CRE)                            4.05          9/01/27           100
------------------------------------------------------------------------------------------
         Total variable rate demand notes (cost: $5,240)                             5,240
------------------------------------------------------------------------------------------

                  FIXED RATE INSTRUMENTS (17.0%)

         Texas
  290    Arlington Combination Tax and Revenue
          Certificate of Obligation, Series 1998       6.00          8/15/99           295
  200    Bexar Metropolitan Water District RB,
          Series 1995 (CRE) 1                          4.35          5/01/99           201
  250    Dallas Area Rapid Transit Sales Tax Revenue
          CP Notes, Series 1998B (CRE)                 3.65         11/18/98           250
  155    Frenship ISD GO, Series 1998 (CRE) 6          4.75          2/15/99           155
   45    McAllen ISD School Bonds, Series 1998
          (CRE) 6                                      6.25          2/15/99            45
   80    River Place Municipal Utility District RB,
          Series 1998 (CRE) 3                          6.00          9/01/99            82
   60    Woodlands Road Utility District GO,
          Series 1997 (CRE) 4                          4.80         10/01/98            60
------------------------------------------------------------------------------------------
         Total fixed rate instruments (cost: $1,088)                                 1,088
------------------------------------------------------------------------------------------
         Total investments (cost: $6,328)                                          $ 6,328
==========================================================================================





                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Education                                           13.0%
            Multi-Family Housing                                12.7
            Manufacturing - Diversified Industries              10.5
            Healthcare - Miscellaneous                          10.1
            General Obligations                                  9.9
            Hospitals                                            7.9
            Aluminum                                             7.6
            Publishing/Newspapers                                7.6
            Airport/Port                                         6.2
            Water/Sewer Utilities - Municipal                    4.7
            Sales Tax                                            3.9
            Building Material Group                              1.6
            Lodging/Hotel                                        1.6
            Retail - Specialty                                   1.6
                                                               -----
            Total                                               98.9%
                                                               =====



NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 1998
(Unaudited)



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase. For the Texas Tax-Free Income Fund these securities represent 10.0% of the Fund's net assets.


See accompanying notes to financial statements.






STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1998
(Unaudited)



                                                                           USAA               USAA
                                                                           Texas          Texas Tax-Free
                                                                         Tax-Free          Money Market
                                                                       Income Fund            Fund
                                                                       ---------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $25,953 and $6,328, respectively)              $ 27,757           $ 6,328
   Cash                                                                         9                10
   Receivables:
      Capital shares sold                                                       4                27
      Interest                                                                358                36
                                                                         --------------------------
         Total assets                                                      28,128             6,401
                                                                         --------------------------

LIABILITIES
   Capital shares redeemed                                                     -                  2
   USAA Investment Management Company                                          12                -
   USAA Transfer Agency Company                                                 2                -
   Accounts payable and accrued expenses                                        7                -
   Dividends on capital shares                                                 22                 1
                                                                         --------------------------
         Total liabilities                                                     43                 3
                                                                         --------------------------
            Net assets applicable to capital shares outstanding          $ 28,085           $ 6,398
                                                                         ==========================

Represented by:
   Paid-in capital                                                       $ 26,282           $ 6,398
   Accumulated net realized loss on investments                                (1)               -
   Net unrealized appreciation of investments                               1,804                -
                                                                         --------------------------
            Net assets applicable to capital shares outstanding          $ 28,085           $ 6,398
                                                                         ==========================
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                           2,482             6,398
   Net asset value, redemption price, and offering price per share       $  11.32           $  1.00
                                                                         ==========================




See accompanying notes to financial statements.






STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1998
(Unaudited)



                                                             USAA               USAA
                                                             Texas          Texas Tax-Free
                                                           Tax-Free          Money Market
                                                          Income Fund           Fund
                                                          --------------------------------
Net investment income:
   Interest income                                           $  669            $ 114
                                                             -----------------------
   Expenses:
      Management fees                                            61               15
      Transfer agent's fees                                      10                4
      Custodian's fees                                           15                6
      Postage                                                     1                1
      Shareholder reporting fees                                  1               -
      Trustees' fees                                              4                4
      Registration fees                                          12               -
      Professional fees                                           4                5
      Other                                                       1               -
                                                             -----------------------
         Total expenses before reimbursement                    109               35
      Expenses reimbursed                                       (48)             (20)
                                                             -----------------------
         Total expenses after reimbursement                      61               15
                                                             -----------------------
            Net investment income                               608               99
                                                             -----------------------
Net realized and unrealized gain (loss) on investments:
      Net realized loss                                          (1)              -
      Change in net unrealized appreciation/depreciation        568               -
                                                             -----------------------
            Net realized and unrealized gain                    567               -
                                                             -----------------------
Increase in net assets resulting from operations             $1,175            $  99
                                                             =======================


See accompanying notes to financial statements.






STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1998 and Year ended March 31, 1998
(Unaudited)



                                                      USAA                       USAA
                                                 Texas Tax-Free             Texas Tax-Free
                                                   Income Fund             Money Market Fund
                                               ---------------------------------------------
                                               9/30/98     3/31/98         9/30/98   3/31/98
                                               ---------------------------------------------


From operations:
   Net investment income                        $    608    $    808      $    99   $   186
   Net realized gain (loss) on investments            (1)        112            -        -
   Change in net unrealized appreciation/
      depreciation of investments                    568         959            -        -
                                                -------------------------------------------
      Increase in net assets resulting from
         operations                                1,175       1,879           99       186
                                                -------------------------------------------
Distributions to shareholders from:
   Net investment income                            (608)       (808)         (99)     (186)
                                                -------------------------------------------
   Net realized gains                                (37)       (129)           -        -
From capital share transactions:
   Proceeds from shares sold                       7,577       9,743        4,660    10,140
   Dividend reinvestments                            516         781           93       166
   Cost of shares redeemed                        (1,654)     (1,556)      (4,243)   (9,698)
                                                -------------------------------------------
      Increase in net assets from
         capital share transactions                6,439       8,968          510       608
                                                -------------------------------------------
Net increase in net assets                         6,969       9,910          510       608
Net assets:
   Beginning of period                            21,116      11,206        5,888     5,280
                                                -------------------------------------------
   End of period                                $ 28,085    $ 21,116      $ 6,398   $ 5,888
                                                ===========================================
Change in shares outstanding:
   Shares sold                                       682         894        4,660    10,140
   Shares issued for dividends reinvested             47          72           93       166
   Shares redeemed                                  (149)       (144)      (4,243)   (9,698)
                                                -------------------------------------------
      Increase in shares outstanding                 580         822          510       608
                                                ===========================================




See accompanying notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

September 30, 1998
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the USAA Texas Tax-Free Income Fund and USAA Texas Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The USAA Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Texas Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1998.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1998 were as follows:

                             USAA Texas Tax-Free           USAA Texas Tax-Free
                                 Income Fund                Money Market Fund
                                   ($000)                         ($000)
                             -------------------           -------------------
Purchases                         $13,266                        $ 7,694
Sales/maturities                  $ 6,730                        $ 7,210

For the USAA Texas Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1998 was as follows:

                        Appreciation        Depreciation              Net
                           ($000)              ($000)               ($000)
                        ------------        ------------            ------
USAA Texas Tax-Free
  Income Fund              $1,804               $  -                $1,804


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.





NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA TEXAS TAX-FREE INCOME FUND

September 30, 1998
(Unaudited)



(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:



                                   Six-Month
                                  Period Ended
                                  September 30,            Year Ended March 31,
                                                ---------------------------------------------
                                      1998        1998        1997        1996       1995**
                                  -----------------------------------------------------------
Net asset value at
   beginning of period             $  11.10    $  10.38    $  10.45    $  10.21    $  10.00
Net investment income                   .28         .57         .59         .58         .34
Net realized and
   unrealized gain                      .24         .82         .13         .36         .21
Distributions from net
   investment income                   (.28)       (.57)       (.59)       (.58)       (.34)
Distributions of realized
   capital gains                       (.02)       (.10)       (.20)       (.12)         -
                                  ----------------------------------------------------------
Net asset value at
   end of period                  $   11.32    $  11.10    $  10.38    $  10.45    $  10.21
                                  ==========================================================
Total return (%) *                     4.74       13.71        7.06        9.42        5.75
Net assets at end
   of period (000)                $  28,085    $ 21,116    $ 11,206    $  8,053    $  6,446
Ratio of expenses to
   average net assets (%)               .50(a)      .50         .50         .50         .50(a)
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)                   .90(a)      .98        1.35        1.66        2.40(a)
Ratio of net investment
   income to average
   net assets (%)                      5.01(a)     5.27        5.63        5.51        5.56(a)
Portfolio turnover (%)                28.07       56.29       86.17       71.14       49.63




(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
 ** Fund commenced operations August 1, 1994.





NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA TEXAS TAX-FREE MONEY MARKET FUND

September 30, 1998
(Unaudited)



(7) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:


                                 Six-Month
                               Period Ended                 Year Ended March 31,
                               September 30, -----------------------------------------------
                                   1998           1998        1997        1996        1995**
                               -------------------------------------------------------------
Net asset value at
   beginning of period           $  1.00        $   1.00    $  1.00     $  1.00      $  1.00
Net investment income                .02             .03        .03         .03          .02
Distributions from net
   investment income                (.02)           (.03)      (.03)       (.03)        (.02)
                               -------------------------------------------------------------
Net asset value at
   end of period                 $  1.00        $   1.00    $  1.00     $  1.00      $  1.00
                               =============================================================
Total return (%) *                  1.66            3.43       3.22        3.49         2.09
Net assets at end
   of period (000)               $ 6,398        $  5,888    $ 5,280     $ 4,695      $ 3,881
Ratio of expenses to
   average net assets (%)            .50(a)          .50        .50         .50          .50(a)
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)               1.17(a)         1.37       1.77        2.02         2.63(a)
Ratio of net investment
   income to average
   net assets (%)                   3.31(a)         3.38       3.17        3.42         3.18(a)



(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period. ** Fund commenced operations August 1, 1994.





DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777